UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 26, 2016, the Aldeyra Therapeutics, Inc. (“Aldeyra”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated (the “Underwriter”), relating to an underwritten public offering (the “Offering”) of 2,400,000 shares (the “Shares”) of Aldeyra’s common stock, par value $0.001 per share (the “Common Stock”) at an offering price to the public of $5.00 per share. Under the terms of the Underwriting Agreement, Aldeyra granted the Underwriter a 30-day option to purchase up to an additional 360,000 shares of Common Stock on the same terms and conditions.

The Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Aldeyra’s currently effective shelf registration statement on Form S-3 (File No. 333-206539) filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on September 1, 2015. The Shares are being offered and sold pursuant to a prospectus dated September 1, 2015, as supplemented by a preliminary prospectus supplement that was filed with the Commission on May 25, 2016 and a final prospectus supplement that was filed with the Commission on May 26, 2016. The closing of the Offering is expected to take place on or about June 1, 2016, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by Aldeyra, customary conditions to closing, indemnification obligations of Aldeyra and the Underwriter, including for liabilities under the Securities Act, and termination provisions.

The Underwriting Agreement contains representations, warranties and covenants that were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The Underwriting Agreement is not intended to provide any other factual information about the Aldeyra.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP relating to the validity of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 hereto.

ITEM 8.01. OTHER EVENTS

On May 26, 2016, Aldeyra issued a press release announcing the pricing of the public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement between Aldeyra Therapeutics, Inc. and Stifel, Nicolaus & Company, Incorporated dated May 26, 2016

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)

99.1	Press Release of Aldeyra Therapeutics, Inc., dated May 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2016	ALDEYRA THERAPEUTICS, INC.

	By:	/s/ Todd C. Brady, M.D., Ph.D.
	Name:	Todd C. Brady, M.D., Ph.D.
	Title:	President and Chief Executive Officer